SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 3, 2003




                          FIRST SECURITY BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

        Kentucky                       000-49781                 61-1364206
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
  of Incorporation)                                          Identification No.)

 318 East Main Street, Lexington, Kentucky                          40507
 (Address of Principal Executive Offices)                         (Zip Code)

 Registrant's telephone number, including area code: (859) 367-3700


                                 Not Applicable
--------------------------------                  ---------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events

       (c)  Exhibits.

          The exhibit listed on the Exhibit Index of this Form 8-K is filed as a part of this Report.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST SECURITY BANCORP, INC.


Date: September 3, 2003                      /s/ John G. Sullivan
                                           ----------------------
                                               John G. Sullivan
                                               Interim President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)



                                    EXHIBITS

         Registrant's September 3,2003 Press Release

                                                                  EXHIBIT


NEWS RELEASE
By Len Aldridge, Chairman of the Board

     On September 3, 2003 Len Aldridge, Chairman of the Board of First Security Bancorp, Inc., announced that Andrew C. Hils, Executive Vice President and Chief Credit Officer, will serve as interim President and Chief Executive Officer of First Security Bank of Lexington; and that John G. Sullivan, Executive Vice President and Chief Financial Officer, will serve as interim President and Chief Executive Officer of First Security Bancorp, Inc.

     These interim appointments will remain in place while the Board of Directors completes its' interview process with candidates to succeed John S. Shropshire, formerly President and Chief Executive Officer of the Company, who left the Company on August 31, 2003.